As filed with the Securities and Exchange Commission on May 7, 2002
                                                      Registration No. 333-54894
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               __________________

                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-3

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               __________________

                                 LOOKSMART, LTD.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                     133904355
    (State or other jurisdiction of                      (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                                625 SECOND STREET
                             SAN FRANCISCO, CA 94107
                                 (415) 348-7000
       (Address, including zip code, and telephone number, including area code, of Registrant's Principal Executive Offices)
                               __________________

                             Martin E. Roberts, Esq.
                                 LookSmart, Ltd.
                                625 Second Street
                             San Francisco, CA 94107
                                 (415) 348-7000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               __________________

                                    Copy to:
                            Gregory J. Conklin, Esq.
                           Gibson, Dunn & Crutcher LLP
                              One Montgomery Street
                             San Francisco, CA 94104
                                 (415) 393-8200

                               __________________
          Approximate date of commencement of proposed sale to public:
                                 Not applicable.
                               __________________

         If any of the securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _________________

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] __________________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                          DEREGISTRATION OF SECURITIES

         By means of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-54894) (the "Registration Statement") of LookSmart, Ltd., a Delaware corporation (the "Registrant"), filed with the Securities and Exchange Commission on February 2, 2001, as amended by the 424(b) prospectus filed on February 16, 2001, registering 612,628 shares of common stock of the Registrant, par value $0.001 per share ("Common Stock"), the Registrant hereby deregisters all shares of Common Stock unsold under the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, I certify that I have reasonable grounds to believe that LookSmart, Ltd. meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on May 7, 2002.

                                              LOOKSMART, LTD.

                                              By:              *
                                                 -------------------------------
                                                  Evan Thornley
                                                  Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                       TITLE                                 DATE
               ---------                                       -----                                 ----
                     *                            Chairman and Chief Executive Officer            May 7, 2002
-------------------------------------------          (Principal Executive Officer)
               Evan Thornley

           /s/ Dianne Dubois                            Chief Financial Officer                   May 7, 2002
-------------------------------------------     (Principal Financial and Accounting Officer)
               Dianne Dubois

                     *                                          Director                          May 7, 2002
-------------------------------------------
               Tracey Ellery

                     *                                          Director                          May 7, 2002
-------------------------------------------
               Anthony Castagna

                     *                                          Director                          May 7, 2002
-------------------------------------------
               Robert J. Ryan

                                                                Director                          May 7, 2002
___________________________________________
               Edward West

                     *                                        Director                          May 7, 2002
---------------------------------------------
              James Tananbaum

                                                              Director                          May 7, 2002
_____________________________________________
               Mariann Byerwalter

         * By /s/ Martin Roberts
              -------------------------------
                  Martin Roberts
                  Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT NUMBER                DESCRIPTION OF EXHIBIT
--------------                ----------------------

24.1             Power of Attorney (1)

_______________

(1) Incorporated by reference to our registration statement on Form S-3 (Reg. No. 333-54894), Exhibit 24.1.